SCHEDULE D

TO THE DISTRIBUTION AGREEMENT

Distribution Plan Classes

(Amended as of August 16, 2007)

Name of the Fund

Money Market Funds

Current Name	Prior Name
JPMorgan 100% U.S. Treasury Securities Money Market Fund – Morgan Class Shares	JPMorgan 100% U.S. Treasury Securities Money Market Fund – Morgan Class Shares
JPMorgan 100% U.S. Treasury Securities Money Market Fund – Reserve Class Shares	JPMorgan 100% U.S. Treasury Securities Money Market Fund – Reserve Class Shares
JPMorgan California Municipal Money Market Fund – Morgan Class Shares	JPMorgan California Tax Free Money Market Fund – Morgan Class Shares
JPMorgan California Municipal Money Market Fund – E*TRADE Class Shares	N/A
JPMorgan Federal Money Market Fund – Morgan Class Shares	JPMorgan Federal Money Market Fund – Morgan Class Shares
JPMorgan Federal Money Market Fund – Reserve Class Shares	JPMorgan Federal Money Market Fund – Reserve Class Shares
JPMorgan New York Municipal Market Fund – Morgan Class Shares	JPMorgan New York Tax Free Money Market Fund – Morgan Class Shares
JPMorgan New York Municipal Market Fund – Reserve Class Shares	JPMorgan New York Tax Free Money Market Fund – Reserve Class Shares
JPMorgan New York Municipal Money Market Fund – E*TRADE Class Shares	N/A
JPMorgan Prime Money Market Fund – Reserve Class Shares	JPMorgan Prime Money Market Fund – Reserve Class Shares
JPMorgan Prime Money Market Fund – Cash Management Shares	JPMorgan Prime Money Market Fund – Cash Management Shares
JPMorgan Tax Free Money Market Fund – Morgan Class Shares	JPMorgan Tax Free Money Market Fund – Morgan Class Shares
JPMorgan Tax Free Money Market Fund – Reserve Class Shares	JPMorgan Tax Free Money Market Fund – Reserve Class Shares
JPMorgan U.S. Government Money Market Fund – Morgan Class Shares	One Group Government Money Market Fund – Morgan Class Shares
JPMorgan U.S. Government Money Market Fund – Reserve Class Shares	One Group Government Money Market Fund – Class A Shares
JPMorgan U.S. Government Money Market Fund – Service Shares	N/A
JPMorgan Michigan Municipal Money Market Fund – Reserve Class Shares	One Group Michigan Municipal Money Market Fund -- Class A Shares
JPMorgan Michigan Municipal Money Market Fund – Morgan Class Shares	One Group Michigan Municipal Money Market Fund – Morgan Class Shares
JPMorgan Municipal Money Market Fund – Service Shares	N/A
JPMorgan Municipal Money Market Fund – Reserve Class Shares	One Group Municipal Money Market Fund – Class A Shares
JPMorgan Municipal Money Market Fund – Morgan Class Shares	One Group Municipal Money Market Fund – Morgan Class Shares

Current Name	Prior Name
JPMorgan Municipal Money Market Fund – E*TRADE Class Shares	N/A
JPMorgan Ohio Municipal Money Market Fund – Reserve Class Shares	One Group Ohio Municipal Money Market Fund – Class A Shares
JPMorgan Ohio Municipal Money Market Fund – Morgan Class Shares	One Group Ohio Municipal Money Market Fund – Morgan Class Shares
JPMorgan Liquid Assets Money Market Fund – Reserve Class Shares	One Group Prime Money Market Fund – Class A Shares
JPMorgan Liquid Assets Money Market Fund – Morgan Class Shares	One Group Prime Money Market Fund – Morgan Class Shares
JPMorgan Liquid Assets Money Market Fund – Service Shares	N/A
JPMorgan U.S. Treasury Plus Money Market Fund – Reserve Class Shares	One Group U.S. Treasury Securities Money Market Fund – Class A Shares
JPMorgan U.S. Treasury Plus Money Market Fund – Morgan Class Shares	One Group U.S. Treasury Securities Money Market Fund – Morgan Class Shares

Equity Funds

Current Name	Prior Name
JPMorgan Capital Growth Fund – Class A Shares	JPMorgan Capital Growth Fund – Class A Shares
JPMorgan Disciplined Equity Fund – Class A Shares	JPMorgan Disciplined Equity Fund – Class A Shares
JPMorgan Diversified Fund – Class A Shares	JPMorgan Diversified Fund – Class A Shares
JPMorgan Dynamic Small Cap Growth Fund – Class A Shares	JPMorgan Dynamic Small Cap Fund – Class A Shares (name effective until 6/29/07)
JPMorgan Asia Equity Fund – Class A Shares	JPMorgan Fleming Asia Equity Fund – Class A Shares
JPMorgan Emerging Markets Equity Fund – Class A Shares	JPMorgan Fleming Emerging Markets Equity Fund – Class A Shares
JPMorgan International Equity Fund – Class A Shares	JPMorgan Fleming International Equity Fund – Class A Shares
JPMorgan International Growth Fund – Class A Shares (to be deleted upon liquidation which is expected to be 8/31/07)	JPMorgan Fleming International Growth Fund – Class A Shares
JPMorgan International Opportunities Fund – Class A Shares	JPMorgan Fleming International Opportunities Fund – Class A Shares
JPMorgan International Small Cap Equity Fund – Class A Shares	JPMorgan Fleming International Small Cap Equity Fund – Class A Shares
JPMorgan International Value Fund – Class A Shares	JPMorgan Fleming International Value Fund – Class A Shares
JPMorgan Intrepid European Fund – Class A Shares	JPMorgan Fleming Intrepid European Fund – Class A Shares
JPMorgan Japan Fund – Class A Shares	JPMorgan Fleming Japan Fund – Class A Shares
JPMorgan Intrepid International Fund – Class A Shares	JPMorgan Fleming Tax Aware International Opportunities Fund – Class A Shares and JPMorgan Tax Aware International Opportunities Fund – Class A Shares
JPMorgan Growth and Income Fund – Class A Shares	JPMorgan Growth and Income Fund – Class A Shares
JPMorgan Intrepid America Fund – Class A Shares	JPMorgan Intrepid America Fund – Class A Shares
JPMorgan Intrepid Growth Fund – Class A Shares	JPMorgan Intrepid Growth Fund – Class A Shares
JPMorgan Intrepid Multi Cap Fund – Class A Shares	JPMorgan Intrepid Investor Fund – Class A Shares and JPMorgan Intrepid Contrarian Fund – Class A (name effective until 4/10/06)

Current Name	Prior Name
JPMorgan Intrepid Value Fund – Class A Shares	JPMorgan Intrepid Value Fund – Class A Shares
JPMorgan Market Neutral Fund – Class A Shares	JPMorgan Market Neutral Fund – Class A Shares
JPMorgan Mid Cap Equity Fund – Class A Shares	JPMorgan Mid Cap Equity Fund – Class A Shares
JPMorgan Growth Advantage Fund – Class A Shares	JPMorgan Mid Cap Growth Fund – Class A Shares
JPMorgan Mid Cap Value Fund – Class A Shares	JPMorgan Mid Cap Value Fund – Class A Shares
JPMorgan Small Cap Equity Fund – Class A Shares	JPMorgan Small Cap Equity Fund – Class A Shares
JPMorgan Tax Aware U.S. Equity Fund – Class A Shares	JPMorgan Tax Aware U.S. Equity Fund – Class A Shares
JPMorgan U.S. Equity Fund – Class A Shares	JPMorgan U.S. Equity Fund – Class A Shares
Undiscovered Managers Small Cap Growth Fund – Class A Shares	UM Small Cap Growth Fund – Class A Shares
Undiscovered Managers Behavioral Growth Fund – Class A Shares	Undiscovered Managers Behavioral Growth Fund – Class A Shares
Undiscovered Managers Behavioral Growth Fund – Investor Class Shares	Undiscovered Managers Behavioral Growth Fund – Investor Class Shares
Undiscovered Managers Behavioral Value Fund – Class A Shares	Undiscovered Managers Behavioral Value Fund – Class A Shares
JPMorgan Realty Income Fund – Class A Shares	Undiscovered Managers REIT Fund – Class A Shares
JPMorgan Intrepid Mid Cap Fund – Class A Shares	One Group Diversified Mid Cap Fund – Class A Shares and JPMorgan Diversified Mid Cap Fund – Class A Shares
JPMorgan Equity Income Fund – Class A Shares	One Group Equity Income Fund – Class A Shares
JPMorgan Equity Index Fund – Class A Shares	One Group Equity Index Fund – Class A Shares
JPMorgan International Equity Index Fund – Class A Shares	One Group International Equity Index Fund – Class A Shares
JPMorgan Large Cap Growth Fund – Class A Shares	One Group Large Cap Growth Fund – Class A Shares
JPMorgan Large Cap Value Fund – Class A Shares	One Group Large Cap Value Fund – Class A Shares
JPMorgan Market Expansion Index Fund – Class A Shares	One Group Market Expansion Index Fund – Class A Shares
JPMorgan Multi-Cap Market Neutral Fund – Class A Shares	One Group Market Neutral Fund – Class A Shares
JPMorgan Diversified Mid Cap Growth Fund – Class A Shares	One Group Mid Cap Growth Fund – Class A Shares
JPMorgan Diversified Mid Cap Value Fund – Class A Shares	One Group Mid Cap Value Fund – Class A Shares
JPMorgan U.S. Real Estate Fund – Class A Shares	One Group Real Estate Fund – Class A Shares
JPMorgan Small Cap Growth Fund – Class A Shares	One Group Small Cap Growth Fund – Class A Shares
JPMorgan Small Cap Value Fund – Class A Shares	One Group Small Cap Value Fund – Class A Shares
JPMorgan Value Advantage Fund – Class A Shares	N/A
JPMorgan U.S. Large Cap Core Plus Fund – Class A Shares	N/A
JPMorgan Micro Cap Fund – Class A Shares	N/A
Highbridge Statistical Market Neutral Fund – Class A Shares	N/A
JPMorgan Intrepid Plus Fund – Class A Shares (to be renamed as of 11/1/07)	JPMorgan Intrepid Long/Short Fund – Class A Shares
JPMorgan Strategic Small Cap Value Fund – Class A Shares	N/A
JPMorgan Insurance Trust Diversified Equity Portfolio – Class 2	N/A

Current Name	Prior Name
JPMorgan Insurance Trust Diversified Mid Cap Growth Portfolio – Class 2	N/A
JPMorgan Insurance Trust International Equity Portfolio – Class 2	N/A
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio – Class 2	N/A
JPMorgan Insurance Trust Intrepid Growth Portfolio – Class 2	JPMorgan Insurance Trust Large Cap Growth Portfolio – Class 2
JPMorgan Insurance Trust Large Cap Value Portfolio – Class 2	N/A
JPMorgan Insurance Trust Small Cap Equity Portfolio – Class 2	N/A
JPMorgan International Realty Fund – Class A Shares	N/A
JPMorgan China Region Fund – Class A Shares	N/A
JPMorgan Global Focus Fund – Class A Shares	N/A
JPMorgan Strategic Appreciation Fund – Class A Shares	JPMorgan Global Strategic Appreciation Fund – Class A Shares
JPMorgan Strategic Preservation Fund – Class A Shares	JPMorgan Global Strategic Preservation Fund – Class A Shares
JPMorgan India Fund – Class A Shares	N/A
JPMorgan Latin America Fund – Class A Shares	N/A
JPMorgan Russia Fund – Class A Shares	N/A
JPMorgan Value Discovery Fund – Class A Shares (effective upon the effectiveness of the Fund’s registration statement)	N/A
JPMorgan Dynamic Growth Fund – Class A Shares (effective upon the effectiveness of the Fund’s registration statement)	N/A
JPMorgan Dynamic Small Cap Core Fund – Class A Shares (effective upon the effectiveness of the Fund’s registration statement)	N/A
JPMorgan U.S. Large Cap Value Plus Fund – Class A Shares (effective upon the effectiveness of the Fund’s registration statement)	N/A
JPMorgan U.S. Small Company Fund – Class A Shares	N/A

Fixed Income Funds

Current Name	Prior Name
JPMorgan Bond Fund – Class A Shares	JPMorgan Bond Fund – Class A Shares
JPMorgan California Tax Free Bond Fund – Class A Shares	JPMorgan California Bond Fund – Class A Shares
JPMorgan Emerging Markets Debt Fund – Class A Shares	JPMorgan Fleming Emerging Markets Debt Fund – Class A Shares
JPMorgan Strategic Income Fund – Class A Shares	JPMorgan Global Strategic Income Fund – Class A Shares (name effective until 6/16/06)
JPMorgan Strategic Income Fund – M Class Shares	JPMorgan Global Strategic Income Fund – M Class Shares (name effective until 6/16/06)
JPMorgan Intermediate Tax Free Bond Fund – Class A Shares	JPMorgan Intermediate Tax Free Income Fund – Class A Shares

Current Name	Prior Name
JPMorgan New York Tax Free Bond Fund – Class A Shares	JPMorgan New York Intermediate Tax Free Income Fund – Class A Shares
JPMorgan Short Term Bond Fund – Class A Shares	JPMorgan Short Term Bond Fund – Class A Shares
JPMorgan Short Term Bond Fund II – Class A Shares	JPMorgan Short Term Bond Fund II – Class A Shares
JPMorgan Short Term Bond Fund II – Class M Shares	JPMorgan Short Term Bond Fund II – Class M Shares
JPMorgan Tax Aware Enhanced Income Fund – Class A Shares	JPMorgan Tax Aware Enhanced Income Fund – Class A Shares
JPMorgan Arizona Municipal Bond Fund – Class A Shares	One Group Arizona Municipal Bond Fund – Class A Shares
JPMorgan Core Bond Fund – Class A Shares	One Group Bond Fund – Class A Shares
JPMorgan Government Bond Fund – Class A Shares	One Group Government Bond Fund – Class A Shares
JPMorgan High Yield Bond Fund – Class A Shares	One Group High Yield Bond Fund – Class A Shares
JPMorgan Core Plus Bond Fund – Class A Shares	One Group Income Bond Fund – Class A Shares
JPMorgan Intermediate Bond Fund – Class A Shares	One Group Intermediate Bond Fund – Class A Shares
JPMorgan Kentucky Municipal Bond Fund – Class A Shares	One Group Kentucky Municipal Bond Fund – Class A Shares
JPMorgan Louisiana Municipal Bond Fund – Class A Shares	One Group Louisiana Municipal Bond Fund – Class A Shares
JPMorgan Michigan Municipal Bond Fund – Class A Shares	One Group Michigan Municipal Bond Fund – Class A Shares
JPMorgan Mortgage-Backed Securities Fund – Class A Shares	One Group Mortgage Backed Securities Fund – Class A Shares
JPMorgan Municipal Income Fund – Class A Shares	One Group Municipal Income Fund – Class A Shares
JPMorgan Ohio Municipal Bond Fund – Class A Shares	One Group Ohio Municipal Bond Fund – Class A Shares
JPMorgan Short Duration Bond Fund – Class A Shares	One Group Short-Term Bond Fund – Class A Shares
JPMorgan Short Term Municipal Bond Fund – Class A Shares	One Group Short-Term Municipal Bond Fund – Class A Shares
JP Morgan Tax Free Bond Fund – Class A Shares	One Group Tax-Free Bond Fund – Class A Shares
JP Morgan Treasury & Agency Fund – Class A Shares	One Group Treasury & Agency Fund – Class A Shares
JP Morgan Ultra Short Duration Bond Fund – Class A Shares	One Group Ultra Short-Term Bond Fund – Class A Shares and JP Morgan Ultra Short Term Bond Fund – Class A Shares (name effective until 7/1/06)
JP Morgan West Virginia Municipal Bond Fund – Class A Shares	One Group West Virginia Municipal Bond Fund – Class A Shares
JPMorgan Tax Aware Real Return Fund – Class A Shares	N/A
JPMorgan Real Return Fund – Class A Shares	N/A
JPMorgan Insurance Trust Core Bond Portfolio – Class 2	N/A
JPMorgan International Currency Income Fund – Class A Shares	N/A
JPMorgan Income Builder Fund – Class A Shares	JPMorgan World Income Builder Fund – Class A Shares
JPMorgan Tax Aware High Income Fund – Class A Shares (effective upon the effectiveness of the Fund’s registration statement)	N/A

Investor Funds

Current Name	Prior Name
JPMorgan Group Investor Balanced Fund – Class A Shares	One Group Investor Balanced Fund – Class A Shares
JP Morgan Conservative Growth Fund – Class A Shares	One Group Investor Conservative Growth Fund – Class A Shares

Current Name	Prior Name
JPMorgan Investor Growth & Income Fund – Class A Shares	One Group Investor Growth & Income Fund – Class A Shares
JPMorgan Investor Growth Fund – Class A Shares	One Group Investor Growth Fund – Class A Shares

JPMorgan SmartRetirement Funds

Current Name	Prior Name
JPMorgan SmartRetirement Income Fund – Class A Shares	N/A
JPMorgan SmartRetirement 2010 Fund – Class A Shares	N/A
JPMorgan SmartRetirement 2015 Fund – Class A Shares	N/A
JPMorgan SmartRetirement 2020 Fund – Class A Shares	N/A
JPMorgan SmartRetirement 2025 Fund) – Class A Shares	N/A
JPMorgan SmartRetirement 2030 Fund – Class A Shares	N/A
JPMorgan SmartRetirement 2035 Fund – Class A Shares	N/A
JPMorgan SmartRetirement 2040 Fund – Class A Shares	N/A
JPMorgan SmartRetirement 2045 Fund – Class A Shares	N/A
JPMorgan SmartRetirement 2050 Fund – Class A Shares	N/A

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J.P. Morgan Fleming Mutual Fund Group, Inc.

J.P. Morgan Mutual Fund Group

J.P. Morgan Mutual Fund Investment Trust

Undiscovered Managers Funds

J.P. Morgan Series Trust II

JPMorgan Trust I

JPMorgan Trust II

JPMorgan Insurance Trust

Each on behalf of itself and each of its Funds

By:
Name:
Title:

JPMORGAN DISTRIBUTION SERVICES, INC.

By:
Name:
Title: